Note 15. Share Capital	12 Months Ended
Oct. 31, 2012
Stockholders' Equity Note Disclosure [Text Block]
15.    Share Capital

As of October 31, 2012, the authorized share capital of the Company consists of unlimited Common shares. The Common shares are voting and are entitled to dividends if and when declared by the Company’s Board of Directors.

Summary of share capital

	Common Shares
(number of shares in thousands)	Number	Amount
Balance as of October 31, 2009	120,137	$488,808
Issued	42	327
Repurchased and cancelled	(52,941)	(215,304)
Other	-	28
Balance as of October 31, 2010	67,238	273,859
Repurchased and cancelled	(4,860)	(19,775)
Other	-	(8)
Balance as of October 31, 2011	62,378	254,076
Repurchased and cancelled	(469)	(1,911)
Other	-	3
Balance as of October 31, 2012	61,909	$252,168

During the first quarter of fiscal 2012, the Company repurchased and cancelled 398,500 common shares for a total cost of $3.5 million under the 2011 normal course issuer bid (NCIB). The Company repurchased 5,258,632 shares cumulatively under the 2011 NCIB, which expired on January 25, 2012.

On January 31, 2012, the Company announced a 2012 NCIB, which was authorized by the Toronto Stock Exchange (TSX) to purchase for cancellation up to 3,105,901 Common shares. During fiscal 2012, the Company repurchased 71,120 common shares for a total cost of $0.5 million under the 2012 NCIB. During the fourth quarter of fiscal 2012, the Company ceased repurchasing shares under the current NCIB and cancelled the bid.

In December 2011, March and June 2012 the Company declared quarterly dividends at $0.10 per share, which were paid on January 3, April 5 and July 3, 2012 each in the amount of $6.2 million to the Company’s shareholders of record on December 23, 2011, March 21 and June 18, 2012, respectively. During the fourth quarter of fiscal 2012, the Board of Directors for the Company decided to suspend the quarterly dividend.